UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2013

OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, CA	94954
(Address of principal executive offices)	(Zip Code)

(707) 283-0550

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Oculus Innovative Sciences, Inc. (the “Company”) is filing this Amendment No. 1 (the “Amendment”) to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 7, 2013 (the “Original Report”) solely to provide certain omitted portions of the License and Supply Agreement by and between the Company and Ruthigen, Inc., dated May 23, 2013, which was filed as Exhibit 10.1 to the Original Report. Following correspondence with the Securities and Exchange Commission, Exhibit 10.1 is being re-filed to alter portions of Exhibit 10.1 as to which confidential treatment is being requested pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Except as described above, no other changes have been made to the Original Report. This Amendment speaks as of the original filing date of the Original Report, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after filing of the Original Report or to modify or update those disclosures affected by subsequent events. Accordingly, this Amendment should be read in conjunction with the Original Report and the Company’s other filings made with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

10.1*	License and Supply Agreement by and between Oculus Innovative Sciences, Inc. and Ruthigen, Inc., dated May 23, 2013

10.2	Shared Services Agreement by and between Oculus Innovative Sciences, Inc. and Ruthigen, Inc., dated May 23, 2013 (included as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed June 7, 2013, and incorporated herein by reference).

10.3	Offer of Employment Letter between Oculus Innovative Sciences, Inc. and Sameer Harish, effective as of February 1, 2013 (included as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed February 4, 2013, and incorporated herein by reference).

10.4	Amendment to Offer of Employment Letter between Oculus Innovative Sciences, Inc. and Sameer Harish, dated May 23, 2013 (included as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed June 7, 2013, and incorporated herein by reference).

99.1	Press release issued by Oculus Innovative Sciences, Inc. dated June 6, 2013 (included as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed June 7, 2013, and incorporated herein by reference).

*	Confidential treatment has been requested with respect to certain portions of this exhibit. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission pursuant to a Confidential Treatment Request under Rule 24b-2 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc.

(Registrant)

Date: September 24, 2013

/s/ Robert Miller

Name:     Robert Miller

Title:       Chief Financial Officer